UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
MARCH 12, 2007
Date of Report (Date of Earliest Event Reported)
RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Commission File: 0-3136

South Dakota (State of incorporation)	46-0246171 (IRS Employer Identification No.)
205 East 6th Street
P.O. Box 5107
Sioux Falls, SD 57117-5107
(Address of principal executive offices)
(605) 336-2750
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Incorporated by reference is a press release issued by the Registrant on March 12, 2007 regarding earnings for both the fourth quarter and full year for fiscal year 2007, attached as Exhibit 99. The information filed in this current report on Form 8-K is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by Raven Industries, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 2.02.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99	Raven Industries, Inc. press release dated March 12, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Raven Industries, Inc.
/s/ Thomas Iacarella
Thomas Iacarella
Vice President and Chief Financial Officer

     Date: March 12, 2007

EXHIBIT INDEX

Exhibit Number	Description
99	Raven Industries, Inc. press release dated March 12, 2007.

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